October 5, 2006 Investor Presentation Overview of InfuSystem Acquisition HAPC, Inc. Exhibit 99.1

Disclosure
The attached presentation was filed with the Securities and Exchange Commission (“SEC”) as part of the Form 8–K filed by HAPC, Inc. (“HAPC”) on October 5, 2006. HAPC is holding presentations for its stockholders regarding its purchase of InfuSystem, Inc. (“InfuSystem”). A copy of the complete presentation is available at the SEC’s website
(http://www.sec.gov).  This presentation has been prepared solely by HAPC.  Neither InfuSystem nor its affiliates
(including its parent, I-Flow Corporation) have approved or are responsible for the presentation information.
HAPC and its directors, executive officers, affiliates may be deemed to be participants in the solicitation of proxies for the special meeting of HAPC’s stockholders to be held to approve this transaction. Stockholders of HAPC and other interested persons are advised to read, when available, HAPC’s proxy statement in connection with HAPC’s solicitation of proxies for the special meeting to approve the acquisition because this proxy statement will contain important information. Such persons can also read HAPC’s final prospectus, dated April 11, 2006, as well as periodic reports filed with the SEC, for more information about HAPC, its officers and directors, and their interests in the successful consummation of this business combination. Information about the directors and officers of InfuSystem as well as updated information about the directors and officers of HAPC will be included in the definitive proxy statement. The directors and officers of HAPC have interests in the merger, some of which may differ from, or may be in addition to those of the respective stockholders of HAPC generally. The definitive proxy statement will be mailed to stockholders as of a record date to be established for the purpose of convening a special meeting to vote on this transaction. Stockholders and other interested persons will also be able to obtain a copy of the definitive proxy statement, the final prospectus and other periodic reports filed with the SEC, without charge, by visiting the
SEC’s Internet site at (http://www.sec.gov).

Safe harbor
This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of
1995, about HAPC, InfuSystem and their combined business after completion of the proposed transaction. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of HAPC’s management, are subject to risks and uncertainties, which could cause actual results to differ from the forward–looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward–looking statements: continuous infusion treatment protocol trends, including factors affecting supply and demand; labor and personnel relations; healthcare payor reimbursement risks affecting HAPC’s revenue and profitability; conditions in financial markets that impact HAPC’s ability to obtain capital to finance capital expenditures;
changing interpretations of generally accepted accounting principles; and general economic conditions, as well as other relevant risks detailed in HAPC’s filings with the SEC, including the final prospectus relating to HAPC’s IPO dated April 11,
2006. The information set forth herein should be read in light of such risks. HAPC assumes any obligation to update no obligationinformation contained in this presentation.
This presentation contains disclosures of EBITDA for certain periods, which may be deemed to be non–GAAP financial measures within the meaning of Regulation G promulgated by the SEC. Management of HAPC believes that EBITDA, or earnings before interest, taxes, depreciation and amortization are appropriate measures of evaluating operating performance and liquidity, because they reflect the resources available for strategic opportunities including, among others, investments in the business and strategic acquisitions. The disclosure of EBITDA may not be comparable to similarly titled measures reported by other companies. EBITDA should be considered in addition to, and not as a substitute for, or superior to, operating income, cash flows, revenue, or other measures of financial performance prepared in accordance with generally accepted accounting principles.  A reconciliation of EBITDA to net income is included as Annex 1 to this presentation.

Acquisition details
Buyer: HAPC, Inc. (OTCBB: HAPN)
Target: InfuSystem, Inc., a leading provider of ambulatory pumps and services to medical oncologists in the United States.
Seller: I-Flow Corporation (NASDAQ: IFLO)
Consideration: $140 million  (subject to certain working capital adjustments as set forth in the Stock Purchase Agreement)
Anticipated closing: by the end of 2006 or early 2007
1
The purchase price will be paid by HAPC in cash or a combination of (i) a secured promissory note (the “Promissory Note”) payable to I-Flow in a principal amount equal to $55 million plus the amount actually paid to HAPC’s stockholders who exercise their conversion rights but not to exceed $75 million (the “Maximum Amount”) and (ii) an amount of cash purchase price equal to $65 million plus the difference between the Maximum Amount and the actual principal amount of the Promissory Note.
1

Key facts
A leading, independent provider of ambulatory infusion pumps and services to oncologists and cancer patients; primarily focused on treatment of colorectal cancers
Headquartered in Madison Heights, MI (near Detroit)
Approximately 111 employees
Strong Financial Performance
-
$29 million of revenue in 2005
-
47% revenue growth over 2004
-
46% EBITDA margins for the six months ended June 2006
1
See the reconciliation of EBITDA to net income included as Annex 1
1

As discussed in the following slides
Investment highlights
Leader in growing market
Unique business model
Compelling value proposition
Competitive advantages
Strong relationships with physician offices and payors
Opportunity to expand to other cancer treatments
Strong growth and profit margins

Leader in growing market
148,610  estimated new cases of colorectal cancer (“CRC”) in the U.S. in 2006
Continuous infusion regimens are achieving increased acceptance and are becoming a market standard chemotherapy for CRC
Introduction of CRC treatment protocols FOLFOX (Sanofi) and FOLFIRI (Pfizer) in
2004
1
American Cancer Society
1

Representative growth of continuous infusion
Source: Arrowhead Publishers, 2006
$-
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
2000 2001 2002 2003 2004 2005
Increasing usage of FOLFOX protocol
Sales of Eloxatin (Oxaliplatin)
utilized in FOLFOX protocol with 5-FU and leucovorin
$130
$194
$368
$932
$1,517
$1,750
$ in millions

Compelling value proposition
Physicians
Patients
Payors
Professional service fees
Better patient outcomes
Continues relationship with
patient
Less administrative demands
Lower costs
Better patient
outcomes
Continuity of care
Reduces side effects
Comfort and convenience
Lower cost

Competitive Advantages
Regional DME Providers
No significant scale
Limited pump selection
Limited insurance
contracts
Hospital
Other hospitals unlikely
to support competing
hospitals
Limited capital budgets
Home care
Takes revenue from
physician office
More costly for patients
and payors
Less convenient for
patients
Physician owned DME
More time intensive and
costly for physicians
Biomed
On-call
InfuSystem is a leading national provider
of ambulatory infusion pump services for
the oncology specialty
Services approximately 60% of oncology
physician offices and hospital infusion
centers

Strong relationships with physician offices and payors
Relationships with approximately 60% of oncology practices
-
Opportunity to penetrate deeper within practices (more doctors) and expand product offerings
Contracts covering approximately 65% of managed care “lives”
-
Include Aetna, PacifiCare, Humana and others

Expansion opportunities
Continuous infusion therapies may be extended to other cancers
-
Liver cancer and Hodgkins disease are growing parts of InfuSystem’s business
-
Drugs approved for lung, gastric, breast, leukemia, non-Hodgkins lymphoma, and other cancers
-
Several new drugs in development
Potential distribution of other products through established medical oncologist relationships

$-
$2.0
$4.0
$6.0
$8.0
$10.0
$12.0
$14.0
$16.0
2003 2004 2005 June 06 YTD
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
$-
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
2003 2004 2005 June 06 YTD
Strong growth and profit
$-
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
2003 2004 2005 June 06 YTD
0.0%
2.0%
4.0%
6.0%
8.0%
10.0
12.0
14.0
16.0
18.0
20.0
Revenue
EBITDA 1,2
Margin %
Margin %
US $ in millions
1 Calculation of EBITDA excludes stock-based compensation expense of $1.1 million, $0.3 million and $0.1 million in 2005, 2004 and 2003, respectively. Calculation of EBITDA also excludes processing costs borne by InfuSystem for certain billing and administrative services provided to I-Flow related to I-Flow’s pain management system. Estimates of these costs reflected in InfuSystem’s expenses were $1.2 million, $0.3 million and $0.2 million for 2005, 2004 and 2003, respectively.  See the reconciliation of EBITDA to net income included in Annex 1.
$13.0
$19.3
$28.5
$15.7
$3.4
$7.1
$13.6
$7.2
$1.1
$2.9
$5.1
$2.9
26%
37%
48%
46%
9%
15%
18%
18%
2 General and administrative expenses do not include overhead costs associated with administrative services and corporate oversight that have historically been provided by I-Flow Corporation, Infusystem’s parent, at no charge to Infusystem.
Upon acquisition of Infusytem by HAPC, Inc., these services will no longer be provided by I-Flow Corporation and general and administrative expenses to the Company may increase accordingly.
Net Income²

Annex 1: EBITDA reconciliation
General and administrative expenses do not include overhead costs associated with administrative services and corporate oversight that have historically been provided by I-Flow Corporation, InfuSystem’s parent, at no charge to InfuSystem.
Upon acquisition of InfuSystem by HAPC, Inc., these services will no longer be provided by I-Flow Corporation and general and administrative expenses to the Company may increase accordingly.
$’s in millions
2003 2004 2005
June 06
YTD
Net Income 1.1 $      2.9 $      5.1 $      2.9 $
Plus Income Tax Provision
0.7 1.7 2.9 1.6
Plus Interest Expense 0.0 0.0 0.1 0.1
Plus Stock Based Compensation Expense 0.1 0.3 1.1 0.1
Plus ON-Q Processing Costs
0.2 0.3 1.2 0.7
Plus Depreciation and Amortization
1.3 1.8 3.3 1.8
EBITDA 3.4 $      7.1 $      13.6 $    7.2 $